UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FG Group Holdings Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FG Group Holdings Inc.

5960 Fairview Road, Suite 275

Charlote, NC 28210

October 18, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on December 6, 2023

To our esteemed stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of FG Group Holdings Inc., on December 6, 2023, at 10:00 a.m., Eastern Time (including any adjournments or postponements thereof, the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting, conducted solely online to facilitate stockholder attendance and provide a consistent experience to all stockholders regardless of location. You will be able to attend the Annual Meeting online by logging in at the following web address and following the instructions in the document entitled “Virtual Meeting Instructions”:

www.proxyvote.com.

Each stockholder receiving this Notice of Annual Meeting of Stockholders (this “Notice”) has been assigned a unique 16-digit control number, which is required to vote during the Annual Meeting. The unique 16-digit control number assigned to you can be found [on the enclosed proxy card or voting instruction card accompanying this Notice].

The Annual Meeting has been called for the following purposes:

1.	To elect the seven director nominees named in the Proxy Statement to our Board of Directors until our 2024 Annual Meeting of Stockholders.

2.	To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers, as described in the Proxy Statement.

3.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

4.	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers.

5.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Only those stockholders of record at the close of business on October 17, 2023, shall be entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your proxy card as soon as possible to assure a quorum. Please vote in one of these three ways:

(1)	Visit the website at www.proxyvote.com and have your proxy card in hand to vote through the Internet, or

(2)	Use the toll-free telephone number listed on the proxy card, or

(3)	Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

If you vote on the website or by telephone, you do not need to return a proxy card by mail, unless you wish to change or revoke your vote.

Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you do not attend the virtual meeting. Stockholders who have previously voted but attend the Annual Meeting may withdraw their proxy if they wish to do so, and vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 6, 2023: The Company’s Proxy Statement, its Annual Report on Form 10-K for the year ended December 31, 2022, and this Notice are available at www.fg.group or www.proxyvote.com.

Dated this 18th day of October 2023.

By Order of the Board of Directors,

D. Kyle Cerminara Chairman of the Board

FG GROUP HOLDINGS INC.

2023 Annual Meeting Proxy Statement Summary

Below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Date, Time and Place Of Annual Meeting

December 6, 2023, at 10:00 a.m., Eastern Time

The Annual Meeting will be a “virtual meeting” conducted solely online. You will be able to attend the Annual Meeting by following the instructions in the document entitled “Virtual Meeting Instructions” at www.proxyvote.com.

How to Access the Annual Meeting Online	Please go to www.proxyvote.com, enter your unique 16-digit control number, and then click on the document entitled “Virtual Meeting Instructions” which includes additional instructions necessary to access the virtual meeting room.

Virtual Meeting Attendance

The webcast of the Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. Online access to the Annual Meeting will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio and other systems. We encourage you to access the meeting prior to the start time.

Because the Annual Meeting is being conducted virtually via webcast, there is no physical meeting location. You will be able to attend the Annual Meeting online by following the instructions in the document entitled “Virtual Meeting Instructions” at www.proxyvote.com. In order to access the meeting instructions and vote at the Annual Meeting, you will need your unique 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts. If you encounter any technical difficulties accessing the virtual meeting, a toll-free number will be available to assist.

Once online access to the Annual Meeting is open, stockholders may submit questions, if any, in the virtual meeting room. You will need your unique 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. As appropriate, we may answer some questions in writing and post the answers on our website following the Annual Meeting. You may vote your shares at the Annual Meeting even if you have previously submitted your vote or proxy card.

Management Proposals	1.	Election of seven director nominees (all incumbent directors) to serve until FG Group Holdings Inc.’s 2024 Annual Meeting: D. Kyle Cerminara, William J. Gerber, Charles T. Lanktree, Michael C. Mitchell, Robert J. Roschman, Ndamukong Suh, and Larry G. Swets, Jr.
	2.	Consider and approve, on a non-binding advisory basis, the compensation of FG Group Holdings Inc.’s Named Executive Officers.
	3.	Ratify the appointment of Haskell & White LLP as FG Group Holdings Inc.’s independent registered public accounting firm for the 2023 fiscal year.
	4.	To recommend, on a nonbinding advisory basis, the frequency of future nonbinding advisory votes on the compensation of FG Group Holdings Inc.’s Named Executive Officers.

Our Board of Directors recommends a vote “FOR” proposals 1, 2 and 3, and a vote of “1 Year” on proposal 4.

Director Nominees	You are being asked to vote on these seven director nominees. Directors are elected by a plurality of votes cast. Detailed information about each nominee’s background and areas of expertise can be found beginning on page 8 of the Proxy Statement.

	Age as of Annual	Director		Committee Membership
Name	Meeting	Since	Principal Occupation	AC	CC	NCGC
D. Kyle Cerminara	46	2015	Chief Executive Officer, Co-Founder and Partner Fundamental Global
William J. Gerber	65	2015	Former Chief Financial Officer TD Ameritrade Holding Corporation
Charles T. Lanktree	74	2015	Former Chief Executive Officer Eggland’s Best, LLC
Michael C. Mitchell	44	2021	Former Partner Locust Wood Capital
Robert J. Roschman	58	2015	Owner Triple R. Associates, Ltd.
Ndamukong Suh	36	2016	Professional Athlete
Larry G. Swets, Jr.	49	2021	Chief Executive Officer FG Financial Group, Inc.

AC	Audit Committee	Chair of the Committee

CC	Compensation Committee	Committee Member

NCGC	Nominating and Corporate Governance Committee

i

Corporate Governance Highlights	Corporate governance matters (including director and executive officer biographical information) are discussed beginning on page 11 of the Proxy Statement. Some highlights include:

●	Director Independence: The Board is composed of a majority of independent directors. All members of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors are independent.

●	Board of Directors Leadership Structure and Role of the Board of Directors in Risk Oversight: The Proxy Statement discusses Mr. Cerminara’s role as Chairman of the Board of Directors and the oversight of risks by the Board of Directors and its standing committees.

●	Hedging and Pledging Policy: Summarizes the Company’s hedging and pledging policy.

●	Voting Standard for Election of Directors: Directors are elected by a plurality of votes cast.

●	Board of Directors Self Evaluation and Review of Independence of Board of Directors: Annual.

Related Party Transactions	A summary of FG Group Holdings Inc.’s related party transactions since January 1, 2021, can be found beginning on page 31 of the Proxy Statement.

Director Compensation	A summary of director compensation for the 2022 fiscal year can be found beginning on page 25 of the Proxy Statement.

Executive Compensation	An overview of the executive compensation program, including the compensation to executives for the 2022 and 2021 fiscal years, can be found beginning on page 17 of the Proxy Statement.

ii

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 6, 2023

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of FG Group Holdings Inc. (the “Company,” “FG Group Holdings,” “we,” “our” or “us”). The Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually on December 6, 2023, at 10:00 a.m., Eastern Time. Please go to www.proxyvote.com, enter your unique 16-digit control number, and then click on the document entitled “Virtual Meeting Instructions” which includes additional instructions necessary to access the virtual meeting room. Because the Annual Meeting is being conducted virtually via webcast, there is no physical meeting location. For your information, the Company’s principal executive offices are located at 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210. The Company’s telephone number is (704) 994-8279.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on December 6, 2023

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we employ the cost-effective and environmentally conscious “notice and access” delivery method. This allows us to give our stockholders access to a full set of our proxy materials online. Beginning on or about October 20, 2023 we will send to most of our stockholders, by mail or e-mail, a notice, titled as the Notice of Electronic Availability of Proxy Materials, explaining how to access our proxy materials and vote. This notice is not a proxy card and cannot be used to vote your shares.

On or about the same day, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the Notice of Electronic Availability of Proxy Materials, including stockholders who have previously requested to receive paper copies of our proxy materials, will receive a copy of this proxy statement, the proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), by mail. The Notice of Electronic Availability of Proxy Materials also contains instructions on how you can (i) receive a paper copy of the proxy statement, proxy card and Annual Report if you only received a notice by mail, or (ii) elect to receive your proxy statement, proxy card and Annual Report over the Internet next year if you received them by mail this year.

The Company may deliver multiple proxy statements to multiple stockholders who have requested physical delivery of the proxy materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the proxy materials now or with respect to future mailings (or to request to receive only one copy of the proxy materials if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210 or call us at (704) 994-8279.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the matters described in the accompanying notice of meeting.

Who is entitled to vote at the Annual Meeting?

The Company has one class of voting shares outstanding. Only stockholders of record of our common stock at the close of business on October 17, 2023 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on the Record Date at the Annual Meeting. As of the close of business on the Record Date, the Company had 19,674,852 shares of common stock outstanding, all of which are entitled to vote at the Annual Meeting. A list of stockholders as of the Record Date will be available for inspection during ordinary business hours at our principal executive offices located at 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210 for ten (10) days before the Annual Meeting. Each share of common stock will have one (1) vote on each matter to be voted on at the Annual Meeting. The shares of common stock held in treasury are not considered outstanding and will not be voted.

Who may attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. If you wish to attend the Annual Meeting, you will be able to access the virtual meeting room by going to www.proxyvote.com, entering your unique 16-digit control number, and then and then clicking on the document entitled “Virtual Meeting Instructions” which includes additional instructions necessary to access the meeting room. In order to vote at the Annual Meeting, you will need your unique 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts. If you encounter any technical difficulties accessing the virtual meeting, a toll-free number will be available to assist.

1

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc., then you are a “stockholder of record.” The Notice of Electronic Availability of Proxy Materials or hard copies of our proxy materials have been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy by completing, signing, dating and returning the enclosed proxy card (if you received hard copies of our proxy materials) or following the instructions on the proxy card for voting by Internet or telephone.

If your shares are held for you in “street name,” then you are not a stockholder of record. Rather, the broker, bank or other nominee that holds your shares is the stockholder of record and you are the “beneficial owner” of the shares. The Notice of Electronic Availability of Proxy Materials or hard copies of our proxy materials, as well as a voting instruction card, have been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by Internet or telephone, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote shares that you hold in street name in person at the Annual Meeting, then you must obtain a legal proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting action to be taken and the conduct of business at the Annual Meeting. As of the Record Date, 19,674,852 shares of common stock were outstanding. Broker non-votes, abstentions and proxies marked “withhold” for the election of directors will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment). Under Nevada law, stockholders may participate in a meeting of stockholders by means of a telephone conference or similar methods of communication by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence “in person” at the meeting. Accordingly, those stockholders who attend the Annual Meeting virtually by accessing the virtual meeting room as described herein will be present “in person” at the Annual Meeting.

May I vote by proxy card or by the Internet or telephone?

You may vote by proxy card or by the Internet or telephone. Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you are not able to attend the virtual Annual Meeting. Please refer to the voting instructions on the Notice of Electronic Availability of Proxy Materials and the proxy card. You may also vote electronically at the Annual Meeting if you attend in person.

May I change my vote?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting, whether submitted by mail or by the Internet or telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Secretary of the Company at 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210 that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy by the Internet or telephone before 11:59 p.m., Eastern Time, on December 5, 2023, or by mail that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting electronically at the Annual Meeting, which automatically will cancel any proxy previously given, or revoking your proxy at the Annual Meeting, but your attendance alone at the Annual Meeting will not revoke your proxy previously given. If you hold your shares in “street name” through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote or obtain a written legal proxy to vote your shares if you wish to cast your vote electronically at the Annual Meeting.

How do I attend the virtual Annual Meeting?

To be admitted to the Annual Meeting, navigate, via web browser, to www.proxyvote.com, enter your unique 16-digit control number, and then and then click on the document entitled “Virtual Meeting Instructions” which includes additional instructions necessary to access the virtual meeting room. Once admitted, stockholders may submit written questions, vote their shares and view reference materials (such as our list of stockholders as of the Record Date). The Annual Meeting will be held entirely online to ensure all of our stockholders have consistent access to the meeting and meeting experience, regardless of location, means or travel restrictions. Accordingly, no in-person or alternative venue will be provided, and all stockholders of record entitled to attend the Annual Meeting must do so through the virtual meeting portal. Stockholders wishing to vote at the Annual Meeting may do so by following the instructions on the virtual meeting page and using the 16-digit control number provided.

If you experience technical difficulties during the meeting, please call the technical support number posted on the virtual meeting website. We will have technicians ready to assist you beginning 15 minutes prior to the start of the Annual Meeting, at 9:45 a.m. Eastern Time on the meeting date, December 6, 2023.

How many votes are required to approve each Proposal?

Proposal One — Election of seven directors named in this proxy statement to the FG Group Holdings Board of Directors, each to hold office until our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) and until a successor is duly elected and qualified or until the director’s earlier retirement, resignation or removal.

Under our Bylaws, the seven candidates receiving the highest number of “FOR” votes cast by holders of shares represented in person or by proxy at the Annual Meeting will be elected. This number is called a plurality. Properly submitted proxies marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for the director nominee. Similarly, any broker non-votes will be counted for purposes of determining if there is a quorum, but will not be considered to have been voted for the director nominee.

2

Proposal Two — Advisory Vote on Executive Compensation.

The number of votes cast “FOR” advisory approval of the compensation of our Named Executive Officers (as defined below), either in person or by proxy, at the Annual Meeting must exceed the number of votes cast “AGAINST” advisory approval. Abstentions and broker non-votes will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the outcome of this proposal.

Proposal Three — Ratification of Independent Registered Public Accounting Firm.

The number of votes cast “FOR” the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, either in person or by proxy, at the Annual Meeting must exceed the number of votes cast “AGAINST” the ratification. Abstentions and broker non-votes will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the outcome of this proposal.

Proposal Four — Advisory Vote on the Frequency of the Stockholder Advisory Vote to Approve Executive Compensation.

The option of “1 Year,” “2 Years,” or “3 Years” that receives the highest number of votes cast, either in person or by proxy, at the Annual Meeting will be considered the stockholders’ recommendation of the frequency for the advisory vote on the compensation of our named executive officers. Abstentions and broker non-votes will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the outcome of this proposal.

Other Proposals. No other matters are anticipated to be brought before the Annual Meeting.

How does the Board of Directors recommend I vote?

Unless you give instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors unanimously recommends a vote “FOR”:

1.	election of each of the seven director nominees named in this proxy statement to the Board of Directors until our 2024 Annual Meeting;

2.	approval, on an advisory, non-binding basis, of the compensation of our Named Executive Officers, as described in this proxy statement;

3.	ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.	the recommendation of “1 Year” frequency of the stockholder vote to approve the compensation of our Named Executive Officers.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this proxy statement, we did not know of any other matter to be raised at the Annual Meeting.

3

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered routine or non-routine, and what is the impact of a broker non-vote?

Proposal 1 regarding the election of directors, Proposal 2 regarding advisory approval of the compensation of our Named Executive Officers, and Proposal 4 concerning the advisory vote on the frequency of the stockholder advisory approval of the compensation of our Named Executive Officers, are each considered “non-routine matters” under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners. If you do not provide voting instructions to your broker, bank or other nominee on these proposals, a “broker non-vote” will occur. Although shares constituting broker non-votes will be counted as present for the purpose of determining a quorum at the Annual Meeting, broker non-votes will not be considered as votes cast for or withheld from a director nominee, for or against Proposal 2, or for any of the frequency options in Proposal 4. Accordingly, broker non-votes will have no impact on Proposal 1, Proposal 2, or Proposal 4.

Proposal 3 concerning the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the year ending December 31, 2023, is considered a “routine” matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on this matter. No broker non-votes are expected in connection with Proposal 3.

How will abstentions be counted?

Although shares constituting abstentions will be counted as present for the purpose of determining a quorum at the Annual Meeting, withheld votes will not be considered as votes cast for Proposal 1, and abstentions will not be considered as votes cast for Proposals 2, 3, or 4. Accordingly, because the election of directors requires only a plurality vote, withheld votes will have no impact upon the election of directors, and abstentions will also have no impact on the outcome of Proposal 2 (advisory approval of say-on-pay), Proposal 3 (ratification of the independent registered public accounting firm), or Proposal 4 (advisory recommendation of frequency of say-on-pay vote).

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

How may I get additional copies of the Annual Report?

Our Annual Report, including financial statements, is available through our website at www.fg.group. The information provided on the Company’s website is referenced in this proxy statement for information purposes only, and shall not be deemed to be a part of or incorporated by reference into this proxy statement or any other filings the Company makes with the SEC. For a printed copy, please contact our Corporate Secretary by mail at: Attn: Corporate Secretary, FG Group Holdings Inc., 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210.

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Largest Owners of FG Group Holdings Shares

The following table shows each person or entity that FG Group Holdings knows to be the beneficial owner of more than five percent of FG Group Holdings outstanding common stock as of the close of business on the Record Date of October 17, 2023.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Fundamental Global GP, LLC 108 Gateway Boulevard, Suite 204 Mooresville, NC 28117	6,246,347	31.7%
Par Sanda and Sand Capital Associates 501 N. Birch Rd, Unit 3 Fort Lauderdale, FL 33304	1,304,698	6.6%

(1)	This information is based on the following filings made with the SEC, as indicated. Fundamental Global GP, LLC (“Fundamental Global GP”) filed a Form 4 on June 14, 2023, and Par Sanda and Sand Capital Associates, LLC filed a Schedule 13G/A on February 13, 2023.

(2)	Based upon 19,674,852 shares outstanding on the Record Date.

(3)	Fundamental Global GP has shared voting and dispositive power over 5,137,953 shares, representing approximately 26.1% of the Company’s outstanding shares of common stock. Mr. Cerminara, Chairman of our Board of Directors and our former Chief Executive Officer, serves as Chief Executive Officer, Co-Founder and Partner of Fundamental Global. Mr. Cerminara beneficially owns an additional 472,103 shares (including 74,000 shares purchasable pursuant to stock options held by Mr. Cerminara exercisable within 60 days of the Record Date. Joseph H. Moglia serves as Chairman, Co-Founder and Partner of Fundamental Global GP and beneficially owns an additional 636,291 shares, thus increasing the total number of shares beneficially owned by Fundamental Global GP to 6,246,347 shares, or approximately 31.7% of the Company’s outstanding shares of common stock.

(4)	Par Sanda and Sand Capital Associates, LLC reported sole dispositive power over 214,273 shares, shared dispositive power over 1,090,425 shares, and aggregate beneficial ownership of 1,304,698 shares, or approximately 6.6% of the Company’s outstanding shares of common stock.

5

Share Ownership of Directors, Director Nominees and Executive Officers

The following chart sets forth, as of the close of business on the Record Date of October 17, 2023, certain information concerning beneficial ownership of common stock by each director and director nominee of the Company, each of the Named Executive Officers, and all current directors and executive officers as a group. The address for each director, director nominee and executive officer listed is: c/o FG Group Holdings Inc., 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Common Stock(2)
Mark D. Roberson, Chief Executive Officer	221,613	(3)	1.1%
Todd R. Major, Chief Financial Officer	53,045	(4)	*	%
D. Kyle Cerminara, Chairman	5,610,056	(5)	28.4%
William J. Gerber, Director	116,280	(6)	*	%
Charles T. Lanktree, Director	121,293	(7)	*	%
Michael C. Mitchell, Director	66,777	(8)	*	%
Robert J. Roschman, Director	125,693	(9)	*	%
Ndamukong Suh, Director	112,279	(10)	*	%
Larry G. Swets, Jr., Director	66,666	(11)	*	%
All current directors and executive officers as a group (9 persons)	6,493,702	(12)	32.7%

*	Less than 1% of common stock outstanding.

(1)	Each director, director nominee and Named Executive Officer listed in the table owns all outstanding shares directly and has sole voting and investment power over such shares unless otherwise specified below.

(2)

Based upon 19,674,852 shares of common stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such persons have voting or investment power with respect to the securities. Each named person is deemed to be the beneficial owner of shares of common stock that may be acquired within 60 days of the Record Date, upon the exercise of stock options and vesting of RSUs. Accordingly, the number of shares and percentage set forth next to the name of such person, and all current directors and executive officers as a group, includes shares of directly owned common stock (including shares of restricted common stock, if any), shares of common stock purchasable pursuant to stock options exercisable within 60 days of the Record Date and shares of common stock potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date. However, the shares of common stock so issuable upon the exercise of stock options or vesting of restricted stock units held by any such person are not included in calculating the percentage of common stock beneficially owned by any other stockholder.

(3)	Includes 145,613 shares of common stock directly owned by Mr. Roberson and 76,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date. Does not include (ii) 6,000 shares potentially issuable upon the exercise of stock options granted on June 6, 2019 and (ii) 8,000 shares potentially issuable upon the exercise of stock options granted on October 9, 2020.

(4)	Includes 47,045 shares of common stock directly owned by Mr. Major and 6,000 purchasable pursuant to stock options exercisable within 60 days of the Record Date. Does not include 4,000 shares potentially issuable upon the exercise of stock options granted on October 9, 2020.

6

(5)	Includes 375,123 shares of common stock directly owned by Mr. Cerminara, 7,540 shares held in Mr. Cerminara’s 401(k) plan, 15,440 shares held by Mr. Cerminara’s wife and children and 74,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date. Also includes 5,137,953 shares of common stock beneficially owned by Fundamental Global GP, which, with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, as Chief Executive Officer, Co-Founder and Partner of Fundamental Global, is deemed to have shared voting and dispositive power over the shares beneficially owned by Fundamental Global GP. Mr. Cerminara disclaims beneficial ownership of the shares beneficially owned by Fundamental Global GP. Does not include (i) 26,041 shares potentially issuable pursuant to RSUs granted on July 1, 2023 and (ii) 6,000 shares potentially issuable upon the exercise of stock options granted on June 6, 2019.

(6)	Includes shares of common stock directly owned by Mr. Gerber. Does not include 20,833 shares potentially issuable upon the vesting of RSUs granted on July 1, 2023.

(7)	Includes 113,793 shares of common stock directly owned by Mr. Lanktree and 7,500 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree. Does not include 20,833 shares potentially issuable upon the vesting of RSUs granted on July 1, 2023.

(8)	Includes shares of common stock directly owned by Mr. Mitchell. Does not include 20,833 shares potentially issuable upon the vesting of RSUs granted on July 1, 2023.

(9)	Includes shares of common stock directly owned by Mr. Roschman. Does not include 20,833 shares potentially issuable upon the vesting of RSUs granted on July 1, 2023.

(10)	Includes shares of common stock directly owned by Mr. Suh. Does not include 20,833 shares potentially issuable upon the vesting of RSUs granted on July 1, 2023.

(11)	Includes shares of common stock directly owned by Mr. Swets. Does not include 20,833 shares potentially issuable upon the vesting of RSUs granted on July 1, 2023.

(12)	Includes 1,169,269 shares directly owned by all current directors and executive officers as a group, 7,540 shares held in Mr. Cerminara’s 401(k) plan, 15,440 shares held by Mr. Cerminara’s wife and children, 7,500 shares held by the Donna B. Lanktree Family Trust, 156,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, and 5,137,953 shares beneficially owned by Fundamental Global GP.

7

PROPOSAL ONE

ELECTION OF DIRECTORS

FG Group Holdings’ Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and Bylaws (the “Bylaws”) provide for the annual election of all directors. The Articles of Incorporation and Bylaws allow the Board of Directors to set the number of directors from time to time and to appoint directors between Annual Meetings. The Board of Directors has set the number of directors at seven.

During 2022, the Board of Directors was comprised of seven directors, namely D. Kyle Cerminara, William J. Gerber, Charles T. Lanktree, Michael C. Mitchell, Robert J. Roschman, Ndamukong Suh, and Larry G Swets, Jr., all of whom were elected at the 2022 Annual Meeting of Stockholders held on December 6, 2022.

Set forth below is a list of the seven current directors of the Company, each of whom is nominated for re-election at the Annual Meeting, and certain information regarding them, including their age as of the Annual Meeting. The information below also sets forth the year in which each director became a director of the Company. Each director nominee, if elected, will be entitled to serve until the 2024 Annual Meeting and until a successor is duly elected and qualified or until his earlier retirement, resignation or removal.

D. Kyle Cerminara, age 46, has served as a director of FG Group Holdings since February 2015 and the Chairman of the Company’s Board of Directors since May 2015. Mr. Cerminara previously served as the Company’s Chief Executive Officer from November 2015 to April 2020. Mr. Cerminara has over 20 years’ experience as an institutional investor, asset manager, director, chief executive, founder and operator of multiple financial services and technology businesses. Mr. Cerminara co-founded Fundamental Global in 2012 and serves as its Chief Executive Officer. Mr. Cerminara is a member of the board of directors of a number of companies focused in the reinsurance, investment management, technology, communication, and real estate sectors, including FG Financial Group, Inc. (NASDAQ: FGF), which operates as a diversified reinsurance and investment management company, since December 2016; BK Technologies Corporation (NYSE American: BKTI), a provider of two-way radio communications equipment, since July 2015; Strong Global Entertainment, Inc. (NYSE American: SGE), a leader in the entertainment industry providing mission critical products and services to cinema exhibitors and entertainment venues, since March 2022; FG Group Holdings, since February 2015; Firefly Systems Inc., a venture- backed digital advertising company, since August 2020; and FG Communities, Inc., a real estate management company focused on preserving and improving affordable housing, since July 2022. Mr. Cerminara is President and will serve as a director of FG New America Acquisition II Corp., a special purpose acquisition company currently in the process of completing its initial public offering and which is focused on searching for a target company in the financial services and insurance industries, and he is also the chairperson of the board of directors of FG Acquisition Corp. (TSX: FGAA-U.TO), a Canadian special purpose acquisition company which is focused on searching for a target company in the financial services sector. Mr. Cerminara was appointed Chairman of FG Financial Group, Inc. in May 2018 and served as its Principal Executive Officer from March 2020 to June 2020. From February 2022 to August 2023, Mr. Cerminara served as a Senior Advisor to FG Merger Corp. (NASDAQ: FGMC), a special purpose acquisition company, which merged with iCoreConnect, Inc. (NASDAQ: ICCT), a market leading, cloud-based software and technology company focused on increasing workflow productivity and customer profitability through its enterprise and healthcare workflow platform of applications and services. From April 2021 to December 2021, Mr. Cerminara served as a director of Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company co-sponsored by Fundamental Global, which merged with Hagerty, (NYSE: HGTY) a leading specialty insurance provider focused on the global automotive enthusiast market. From July 2020 to July 2021, Mr. Cerminara served as Director and President of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company, which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit. Mr. Cerminara has served as the Chairman of FG Group Holdings since May 2015 and previously served as its Chief Executive Officer from November 2015 through April 2020. Mr. Cerminara has served as the Chairman of Strong Global Entertainment, Inc. since March 2022. Mr. Cerminara was the Chairman of BK Technologies Corporation from March 2017 until April 2020. He served on the board of directors of GreenFirst Forest Products Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, from June 2016 to October 2021 and was appointed Chairman from June 2018 to June 2021; Limbach Holdings, Inc. (NASDAQ: LMB), a company which provides building infrastructure services, from March 2019 to March 2020; Iteris, Inc. (NASDAQ: ITI), a publicly-traded, applied informatics company, from August 2016 to November 2017; Magnetek, Inc., a publicly-traded manufacturer, in 2015; and blueharbor bank, a community bank, from October 2013 to January 2020. He served as a Trustee and President of StrongVest ETF Trust, which was an open-end management investment company, from July 2016 to March 2021. Previously, Mr. Cerminara served as the Co-Chief Investment Officer of CWA Asset Management Group, LLC, a position he held from January 2013 to December 2020. Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price (NASDAQ: TROW) from 2001 to 2007, where he was named amongst Institutional Investor’s Best of the Buy Side Analysts in November 2006, and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA degree from the Darden Graduate School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation. Mr. Cerminara brings to the Board of Directors the perspective of the Company’s largest stockholder. He also has extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies, and operational experience as our former Chief Executive Officer, which qualify him to serve on our Board of Directors.

8

William J. Gerber, age 65, has served as a director of FG Group Holdings since May 2015. Mr. Gerber served as Chief Financial Officer of TD Ameritrade Holding Corporation (Nasdaq: AMTD) (“TD Ameritrade”), a provider of securities brokerage services and related technology-based financial services to retail investors, traders and independent registered investment advisors, from October 2006 to October 2015. In May 2007, he was named Executive Vice President of TD Ameritrade. In his role as Chief Financial Officer, he oversaw investor relations, business development, certain treasury functions and finance operations, including accounting, business planning and forecasting, external and internal reporting, tax and competitive intelligence. From May 1999 until October 2006, he served as the Managing Director of Finance at TD Ameritrade, during which time he played a significant role in evaluating merger and acquisition opportunities. Prior to joining TD Ameritrade, he served as Vice President of Acceptance Insurance Companies, Inc. (“Acceptance”), where he was responsible for all aspects of mergers and acquisitions, investment banking activity, banking relationships, investor communications and portfolio management. Prior to joining Acceptance, Mr. Gerber spent eight years with Coopers & Lybrand, now known as PricewaterhouseCoopers, serving as an audit manager primarily focusing on public company clients. Mr. Gerber was named to Institutional Investor Magazine’s All-America Executive Team as one of the top three CFOs in the Brokerage, Asset Managers and Exchanges category (2012 and 2013). He was also named a member of the CNBC CFO Council (2013 and 2014). Since January 2017, he has served on the Board of Directors of Northwestern Mutual Series Fund, Inc., a mutual fund company. He has also served on the Board of Directors of the U.S. holding company for the Royal Bank of Canada since July 2016 and served on the Board of Directors of Streck, Inc., a privately held company, from March 2015 to February 2023. He previously served on the Boys Town National Board of Trustees and the Board of Directors for CTMG Inc., a privately held pharmaceutical testing company. Mr. Gerber holds a B.B.A. in Accounting from the University of Michigan. Mr. Gerber is also a Certified Public Accountant in the State of Michigan. Mr. Gerber served as Executive Vice President and Chief Financial Officer of TD Ameritrade, an online brokerage business, for more than eight years and has extensive financial experience, bringing valuable skills to our Board of Directors.

Charles T. Lanktree, age 74, has served as a director of FG Group Holdings since May 2015. Since January 2022, Mr. Lanktree has served as an advisor to Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs. Mr. Lanktree served as Chief Executive Officer of Eggland’s Best, LLC from 2012 to December 2021 and also served as its President from 2012 to 2018. From 1997 to December 2021, Mr. Lanktree served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchise-driven consumer egg business, where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree served on the Board of Directors of Eggland’s Best, Inc. and several of its affiliates through December 2022. He has also served on the board of directors of BK Technologies Corporation (NYSE American: BKTI), a holding company with a wholly-owned operating subsidiary that manufactures high-specification communications equipment, since March 2017. From 2010 to 2013, he served on the Board of Directors of Eurofresh Foods, Inc., a privately held company, and, from 2004 to 2013, he was on the Board of Directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc. from 1985 to 1987. From 1974 to 1985, he held various executive-level marketing positions with The Grand Union Company, Beech-Nut Foods Corporation (Nestle) and Unilever. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s University. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977. Mr. Lanktree’s almost 40 years of experience in consumer marketing and retail operations and his extensive experience as a Chief Executive Officer, coupled with his knowledge and insight of the retail industry, including distribution and franchising operations, qualifies him to serve on our Board of Directors.

Michael C. Mitchell, age 44, has served as a director of FG Group Holdings since October 2021. Mr. Mitchell most recently served as a Partner at Locust Wood Capital, which he retired from in 2019 after nine years with the firm in analytical positions in the consumer, industrial, real estate and media industries. From 2006 to 2011, Mr. Mitchell was a senior analyst at Breeden Capital LP, working with former SEC Chairman Richard C. Breeden, where Mr. Mitchell was primarily focused on consumer business and was actively involved in board engagements at Applebee’s, a then-Nasdaq-listed restaurant operating company and franchisor and Zale Corporation, a then-NYSE-listed leading specialty retailer of fine jewelry as an advisor to the board. From 2005 to 2006, Mr. Mitchell worked as an analyst for Kellogg Capital Group, LLC, the private investment firm founded by Peter Kellogg. From 2004 to 2005, Mr. Mitchell served as an equity research analyst at Jefferies and Company, Inc. covering post-reorganization equities. Mr. Mitchell is currently the Chief Operating Officer of Children’s Eye Care of Northern Colorado, P.C., a Pediatric Ophthalmology practice based in Fort Collins, CO, which he cofounded and operates with his wife Dr. Carolyn G. Mitchell. Additionally, Mr. Mitchell serves on the advisory board of the Michael F. Price College of Business at the University of Oklahoma. Mr. Mitchell received an MBA from the Michael F. Price College of Business at the University of Oklahoma and a B.S. in Marketing from the Spears College of Business at Oklahoma State University. We believe Mr. Mitchell is qualified to serve on our Board of Directors as he offers the Board valuable insights obtained through his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

9

Robert J. Roschman, age 58, has served as a director of FG Group Holdings since May 2015. Mr. Roschman has been an owner of Triple R. Associates, Ltd., a real estate firm with over 100 properties leased to fast food, distribution and retail tenants, since 1992. Mr. Roschman also holds ownership interests in several development properties throughout Florida. Mr. Roschman previously served on the Board of Directors of Giant Holdings, Inc., a privately held federally chartered bank with an Internet division, which he founded in 1998 and which merged into Home BancShares, Inc. (Nasdaq: HOMB) in February 2017. From 1987 to 2000, Mr. Roschman was a Co-Founder and Vice President of Snapps Restaurants, Inc., a 76-store fast food restaurant which merged into Rally’s Hamburgers, Inc. From 1983 until 1997, he served as a shareholder of Charter Bank in Delray Beach, Florida, which merged into Southtrust Bank in 1997. Mr. Roschman received a B.S. from Florida State University. Mr. Roschman brings over 30 years of experience as an investor in multiple lines of business, including real estate, franchising, distribution, banking and retail. Mr. Roschman’s extensive experience as an investor and in managing and overseeing multiple businesses is valuable for evaluating strategic opportunities and qualifies him to serve on our Board of Directors.

Ndamukong Suh, age 36, has served as a director of FG Group Holdings since January 2016. Mr. Suh is an independent private investor and holds ownership interests in several real estate development projects across Michigan, Nebraska, Oregon and Colorado. Mr. Suh is the Founder and a director of the Suh Family Foundation. He is also a professional athlete and was a member of the Philadelphia Eagles of the National Football League (“NFL”) during 2022. He previously was with the NFL’s Tampa Bay Buccaneers from 2019 to 2022, becoming a Superbowl champion in February 2021, Los Angeles Rams from 2018 to 2019, Miami Dolphins from 2015 to 2017 and Detroit Lions from 2010 to 2014. He currently serves on the Board of Advisors of Ember Technologies, a privately held manufacturer and designer of patented temperature adjustable dishware and drinkware. Mr. Suh holds a Bachelor’s degree in Engineering focused on Construction Management from the University of Nebraska. Our Board of Directors believes that Mr. Suh’s well cultivated business and personal network adds unique value to the Company, which, coupled with his extensive experience as an investor, allows him to evaluate strategic opportunities and qualifies him to serve on our Board of Directors.

Larry G. Swets, Jr., age 49, has served as a director of FG Group Holdings since October 2021. Mr. Swets has served as the Chief Executive Officer of FG Financial Group, Inc. (Nasdaq: FGF) (“FG Financial”), a reinsurance and asset management holding company, since November 2020, after having served as Interim CEO from June 2020 to November 2020. Mr. Swets founded Itasca Financial LLC (“Itasca Financial”), an advisory and investment firm, in 2005 and has served as its managing member since inception. Mr. Swets is a member of the board of directors of FG Financial since November 2013; GreenFirst Forest Products Inc. (TSXV: GFP) (“GreenFirst”), a public company focused on investments in the forest products industry, since June 2016; Harbor Custom Development, Inc. (Nasdaq: HCDI) since February 2020; and Ascension Illinois Foundation since March 2018. Mr. Swets also serves as Chief Executive Officer and a member of the board of directors of FG Acquisition Corp. (TSX: FGAA.U) since October 2021, and as Chief Executive Officer of FG Merger II Corp. and FG Merger III Corp. since September 2023, each a special purpose acquisition company. Previously, Mr. Swets served as a director of FG Merger Corp. (Nasdaq: FGMCU), a special purpose acquisition company which merged with iCoreConnect Inc. (Nasdaq: ICCT), a market leading, cloud-based software and technology company focused on increasing workflow productivity and customer profitability through its enterprise and healthcare workflow platform of applications and services, from February 2022 to August 2023; and as a Director and Chief Executive Officer of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit, from July 2020 to July 2021. Mr. Swets served as Senior Advisor to Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company which merged with Hagerty, Inc. (NYSE: HGTY), a leading specialty insurance provider focused on the global automotive enthusiast market, from April 2021 to December 2021. Mr. Swets served as Chief Executive Officer of GreenFirst from June 2016 to June 2021. Mr. Swets served as the Chief Executive Officer of Kingsway Financial Services Inc. (NYSE: KFS) (“Kingsway”) from July 2010 to September 2018, including as its President from July 2010 to March 2017. He served as Chief Executive Officer and a director of 1347 Capital Corp., a special purpose acquisition company, from April 2014 to July 2016 when the company completed its initial business combination to form Limbach Holdings, Inc. (Nasdaq: LMB) (“Limbach”). He was also a founder, and served as Chairman of the Board of Unbounded Media Corporation from June 2019 to September 2023. Mr. Swets also previously served as a member of the board of directors of Limbach from July 2016 to August 2021; Kingsway from September 2013 to December 2018; Atlas Financial Holdings, Inc. (OTC: AFHIF) from December 2010 to January 2018; FMG Acquisition Corp. (Nasdaq: FMGQ) from May 2007 to September 2008; United Insurance Holdings Corp. from 2008 to March 2012; and Risk Enterprise Management Ltd. from November 2007 to May 2012. Mr. Swets served as director of Insurance Income Strategies Ltd. from October 2017 to December 2021. Prior to founding Itasca Financial, Mr. Swets served as an insurance company executive and advisor, including the role of director of investments and fixed income portfolio manager for Lumbermens Mutual Casualty Company, formerly known as Kemper Insurance Companies. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets earned a Master’s Degree in Finance from DePaul University in 1999 and a Bachelor’s Degree from Valparaiso University in 1997. He is a member of the Young Presidents’ Organization and holds the Chartered Financial Analyst (CFA) designation. Mr. Swets’ 25 years of experience within financial services and extensive financial experience qualifies him to serve on our Board of Directors.

The Board of Directors unanimously recommends a vote “FOR” the election of each of the director nominees listed above.

10

CORPORATE GOVERNANCE

The Board of Directors operates pursuant to the provisions of the Articles of Incorporation and Bylaws and has also adopted several corporate governance policies to address significant corporate governance issues. Our Code of Ethics, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, and Compensation Committee Charter are available on our website at www.fg.group under the tab “Investor Relations” and then the “Corporate Governance” tab. The information provided on our website is referenced in this proxy statement for information purposes only, and shall not be deemed to be a part of or incorporated by reference into this proxy statement or any other filings the Company makes with the SEC.

Board Leadership Structure and Role of the Board in Risk Oversight

D. Kyle Cerminara is the Chairman of the Company’s Board of Directors and former Chief Executive Officer. Mr. Cerminara is the Chief Executive Officer and co-founder of Fundamental Global, the Company’s largest stockholder, which, together with its affiliates, held approximately 29.2% of the voting and economic interest in the Company as of the Record Date. As such, Mr. Cerminara may be deemed to be the Company’s controlling stockholder.

Mr. Roberson serves as Chief Executive Officer while Mr. Cerminara is the non-executive Chairman of the Board. Prior to April 13, 2020, Mr. Cerminara served as both Chairman and Chief Executive Officer of the Company, which the Board of Directors believed was the best leadership structure for the Company and our stockholders at the time. On April 13, 2020, Mr. Cerminara resigned from his position as our Chief Executive Officer, while continuing to serve as Chairman of the Board of Directors, at which time Mr. Roberson was appointed Chief Executive Officer.

We believe it is beneficial to separate the roles of Chairman of the Board and Chief Executive Officer to facilitate their differing roles in the leadership of the Company. The role of the Chairman includes setting the agenda for, and presiding over, all meetings of our Board, including executive sessions of independent directors, providing input regarding information sent to our Board, serving as liaison between the Chief Executive Officer and the independent directors and directors and providing advice and assistance to the Chief Executive Officer. The Chairman is also a key participant in establishing performance objectives and overseeing the process for the annual evaluation of our Chief Executive Officer’s performance. In contrast, our Chief Executive Officer is responsible for handling our day-to-day management and direction, serving as a leader to the management team and formulating corporate strategy.

The Board has historically sought to ensure that a majority of its members are independent. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders. The Board has not appointed a lead independent director at this time. Currently, the Board consists of seven directors, five of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time. Additionally, because the Company’s Chairman is appointed annually by the Board, the directors are able to evaluate the leadership and performance of the Chairman each year.

The Board of Directors does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time.

11

One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, information technology and security and reputation risks. The Audit Committee has the responsibility to consider and discuss major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective members of the Board of Directors and their qualifications, as well as environmental, social and governance (“ESG”)-related risks. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee reviews and monitors matters related to human capital management, including diversity and inclusion initiatives and management of human capital risks. Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the Internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Board believes oversight of this risk is appropriately allocated to the Audit Committee. The Audit Committee, with input from management, assesses the Company’s cybersecurity risks and the measures implemented by the Company to mitigate and prevent cyberattacks and respond to data breaches, and periodically reports on the Company’s cybersecurity program to the Board of Directors.

Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from members of management responsible for oversight of particular risks within the Company. Typically, the entire Board of Directors meets with management and the applicable committees of the Board of Directors at least annually to evaluate and monitor respective areas of oversight. Both the Board of Directors as a whole and the various standing committees receive periodic reports from individuals responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible. The Board of Directors’ role in risk oversight does not affect its leadership structure.

Board Independence

The Board of Directors is composed of a majority of independent directors as defined by the listing requirements of the NYSE American. The Board of Directors has determined that Messrs. Gerber, Lanktree, Mitchell, Roschman and Suh are independent directors of the Company under the listing standards adopted by the NYSE American. In making these independence determinations, the Board of Directors considered all of the factors that automatically compromise director independence as specified in the NYSE American’s listing standards and determined that none of those conditions existed. In addition, the Board of Directors considered whether any direct or indirect material relationship, beyond those factors that automatically compromise director independence, existed between those directors, their immediate family members, or their affiliated entities, on the one hand, and us and our subsidiaries, on the other hand. The Board of Directors determined, for those directors identified as independent above, that any relationship that existed was not material and did not compromise that director’s independence. Our independent directors meet in an executive session at least once per year. All standing committee members are independent for the purpose of the committees on which they serve.

Communication to the Board

Stockholders and other interested parties wishing to communicate with the Board of Directors or a specific director may do so by delivering written correspondence to the Corporate Secretary of the Company at: Attn: Corporate Secretary, FG Group Holdings Inc., 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210. The Corporate Secretary will present the communication to the appropriate director or directors.

Board and Committee Meeting Attendance

The Board of Directors held nine meetings during 2022. During 2022, each current director, except Mr. Gerber, attended at least seventy-five percent (75%) of the aggregate of the total number of Board meetings held during the period for which he served as a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

The Company does not have a policy with regard to board members’ attendance at annual meetings of our stockholders. Messrs. Cerminara, Mitchell, Lanktree, and Swets attended the 2022 Annual Meeting of Stockholders.

12

Hedging and Pledging Policy

Under FG Group Holdings’ Insider Trading Policy, all directors, officers and employees of FG Group Holdings and its subsidiaries are prohibited from engaging in any hedging transactions involving FG Group Holdings’ securities or equity securities of any subsidiaries of FG Group Holdings, holding FG Group Holdings securities in a margin account or pledging FG Group Holdings securities as collateral.

Legal Proceedings

No director or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

BOARD COMMITTEES

The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. The current charters for each of the committees are available on our website www.fg.group under the “Investor Relations” tab and then the “Corporate Governance” tab. The members of the committees, as of the Record Date, are identified in the following table:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
D. Kyle Cerminara(1)
William J. Gerber	Chair	X
Charles T. Lanktree		Chair	X
Michael C. Mitchell	X
Robert J. Roschman	X	X	Chair
Ndamukong Suh			X
Larry G. Swets, Jr.

(1) Chairman of the Board of Directors.

Audit Committee

The Audit Committee of the Board of Directors consists of Messrs. Gerber (Chair), Mitchell, and Roschman, who are independent for purposes of serving on the committee under the SEC’s rules and NYSE American’s listing requirements. The Audit Committee acts under a written charter adopted by the Board of Directors, which is available on our website at https://fg.group/investors. All Audit Committee members are financially literate. The Board of Directors has determined that Mr. Gerber is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act. The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, internal controls, and reporting practices of the Company, and performs such other duties as are directed by the Board of Directors. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee’s responsibilities include, among other things, reviewing policies and procedures regarding transactions, and reviewing and overseeing the transactions, between the Company and officers, directors and other related parties that are not a normal part of the Company’s business, and overseeing compliance with the Company’s Code of Ethics and considering conflicts of interest. Annually and on a quarterly basis, the Audit Committee reviews and discusses matters separately with management of the Company and with the Company’s independent registered public accounting firm.

13

The Audit Committee also conducts periodic oversight of the Company’s risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and to respond to data breaches.

The Audit Committee is directly responsible for the appointment of the independent registered public accounting firm engaged to prepare and issue an audit report on the financial statements of the Company and periodically reviews and evaluates such firm’s performance and independence from management. All audit and permitted non-audit services are pre-approved by the Audit Committee. The Audit Committee has delegated the responsibility of approving proposed non-audit services that arise between Audit Committee meetings to the Audit Committee Chairman, provided that the decision to approve the services is presented for ratification at the next scheduled Audit Committee meeting. During 2022, the Audit Committee held five meetings.

Compensation Committee

The Compensation Committee of the Board of Directors consists of Messrs. Lanktree (Chair), Gerber and Roschman. All members of the Compensation Committee are independent for purposes of serving on the committee under the NYSE American’s listing requirements and applicable SEC and tax regulations. The Compensation Committee acts under a written charter adopted by the Board of Directors, which is available on our website at https://fg.group/investors. The Compensation Committee is responsible for establishing policies with respect to the compensation of the Company’s officers and has overall responsibilities for approving and evaluating officer compensation plans, policies and programs of the Company. The Compensation Committee’s functions include, but are not limited to:

●	Determining the compensation of the Chief Executive Officer, and overseeing all other executive officers’ compensation, including salary and payments under the Company’s incentive and stock plans;

●	Administering the Company’s stock compensation plans, including approving all individual grants and awards under these plans;

●	Reviewing compensation for non-employee directors and recommending changes to the Board of Directors;

●	Reviewing and monitoring matters related to human capital management, including talent acquisition, development and retention, internal pay equity, diversity and inclusion, and corporate culture; and

●	Conducting an annual risk assessment to ensure that the Company’s executive compensation plans and programs do not promote the assumption of excessive risk and remain consistent with the approved overall compensation philosophy and strategy.

The Compensation Committee has the sole authority to retain and to terminate any compensation consultant, legal counsel or financial or other advisor to be used to assist in the performance of its duties and responsibilities, without consulting or obtaining the approval of senior management of the Company in advance, and has the sole authority to approve the compensation advisor’s fees and other retention terms. The Compensation Committee is responsible for annually reviewing an assessment of any potential conflict of interest raised by the work of a compensation consultant (and other compensation advisor, as required) that is involved in determining or recommending executive and/or director compensation.

The Compensation Committee may delegate its authority to a subcommittee of its members. The Compensation Committee held one meeting during 2022.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Roschman (Chair), Lanktree and Suh. All members of the Nominating and Corporate Governance Committee are independent for purposes of serving on the committee under the NYSE American’s listing requirements. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors, which is available on our website at https://fg.group /investors. The functions of the Nominating and Corporate Governance Committee include, among other items, overseeing all aspects of the Company’s corporate governance functions, including compliance with significant legal, ethical and regulatory requirements. The Nominating and Corporate Governance Committee’s functions include, but are not limited to:

●	Overseeing the annual review of the effectiveness of the Board of Directors and its committees;

●	Administrating a director orientation program for all newly-elected or appointed members of the Board of Directors;

14

●	Recommending the assignment of directors to the various committees of the Board of Directors;

●	Evaluating emergent ESG-related risks and the Company’s ESG goals, and reviewing and discussing with management strategies, activities, and policies regarding ESG-related matters and making recommendations to the Board;

●	Reviewing and assessing stockholder proposals submitted to the Company for inclusion in the Company’s proxy statement; and

●	Periodically reviewing the Company’s corporate governance policies and practices and recommending changes to the Board of Directors when appropriate in light of the Company’s position, developments in laws and regulations applicable to the Company, and corporate governance trends and practices.

The Nominating and Corporate Governance Committee also reports to, and assists, the Board of Directors in identifying individuals for membership on the Board of Directors and recommends to the Board of Directors the director nominees for the Company’s Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee held one meeting during 2022.

Director Nomination Process—The Nominating and Corporate Governance Committee believes that the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for membership on the Board of Directors, the Nominating and Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for service on the Board of Directors and are willing to continue as directors. If an incumbent director is not standing for re-election or if a vacancy occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for appointment to the Board of Directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based upon input from the members of the Board of Directors, senior management of the Company and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm.

Candidates will be chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society. Because the advice of those facing similar issues is of particular value, executive officers of other corporations are desirable candidates. FG Group Holdings does not have a set policy or process for considering “diversity”, however that term may be defined, in identifying nominees. However, the Nominating and Corporate Governance Committee strives to identify and recruit individuals whose diverse talents, experiences and backgrounds enhance the inclusive environment in which the Board of Directors currently functions. The Nominating and Corporate Governance Committee relies upon its judgment of the foregoing general criteria and the following personal criteria in selecting candidates for nomination to the Board of Directors:

●	Independence and absence of conflicts of interest;

●	Honesty, integrity and accountability;

●	Substantial business experience with a practical application to the Company’s needs;

●	Willingness to ask tough questions in a constructive manner that adds to the decision-making process of the Board of Directors;

●	Demonstrated ability to think strategically and make decisions with a forward-looking focus;

●	Ability to assimilate relevant information on a broad range of topics;

●	Willingness to express independent thought;

●	Team player;

●	Willingness to make a strong commitment of time and attention to the Board of Directors’ processes and affairs; and

●	Ability to commit to Company stock ownership.

15

The Nominating and Corporate Governance Committee will also consider proposals for nominees for director from stockholders which are made in writing to the Corporate Secretary of the Company and comply with the requirements set forth in the Bylaws. The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. Recommendations must also include a written statement from the candidate expressing a willingness to serve.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following is a list of the names and ages of the executive officers of the Company as of the Record Date, their business history and their term of office with the Company.

Name	Age	Position and Principal Occupation	Officer Since
Mark D. Roberson	58	Chief Executive Officer since April 2020 and Executive Vice President, Chief Financial Officer and Treasurer from November 2018 to April 2020. Mr. Roberson brings an extensive background in executive leadership, operations, corporate finance, SEC reporting, treasury, and mergers and acquisitions. Mr. Roberson has also served as Chief Executive Officer of Strong Global Entertainment, Inc. (NYSE American: SGE), a majority owned subsidiary of the Company which conducted its initial public offering in May 2023, since November 2021. He previously served as Chief Operations Officer of Chanticleer Holdings, Inc., a Nasdaq-listed restaurant operating company, from May 2015 to November 2018, and as Chief Executive Officer of PokerTek, Inc., a then-Nasdaq-listed gaming technology company, from February 2010 to October 2014 (having served as Acting Chief Executive Officer from May 2009 until February 2010). He also served as Chief Financial Officer and Treasurer of PokerTek, Inc. from October 2007 until October 2014. Mr. Roberson previously held positions of increasing responsibility at Curtiss-Wright, Inc., a NYSE-listed aerospace and defense contractor, Krispy Kreme Doughnut Corporation, a then-NYSE-listed fast-casual restaurant franchisor and operator, and LifeStyle Furnishings International, a $2 billion private equity backed furniture manufacturer. Mr. Roberson is a Certified Public Accountant who started his career with Ernst & Young and PricewaterhouseCoopers. He earned an MBA from Wake Forest University, a B.S. in Accounting from UNC-Greensboro and a B.S. in Economics from Southern Methodist University. He served on the Board of Directors of CynergisTek, Inc. (NYSE American: CTEK), a cybersecurity and information management consulting firm, from May 2016 to September 2022, where he chaired the Audit Committee.	2018

Todd R. Major	50	Chief Financial Officer, Secretary and Treasurer since April 2020 and Senior Vice President, Finance from April 2019 to April 2020. Mr. Major has also served as Chief Financial Officer of Strong Global Entertainment, Inc. (NYSE American: SGE), a majority owned subsidiary of the Company which conducted its initial public offering in May 2023, since November 2021, Mr. Major previously served as Senior Director, Financial and SEC Reporting of Bojangles, Inc., a then-Nasdaq-listed restaurant operating company and franchisor, from March 2015 to April 2019, as Director, Financial Reporting of Premier, Inc. (Nasdaq: PINC), a healthcare performance improvement company, from September 2014 to February 2015, and as Senior Director, Financial Reporting of Horizon Lines, Inc., a then-NYSE-traded transportation and logistics company, from November 2006 to September 2014. From June 2003 to November 2006, Mr. Major previously held positions of increasing responsibility at Nabi Biopharmaceuticals, Inc., a then-Nasdaq-listed biopharmaceutical company engaged in the development and commercialization of proprietary products. Mr. Major is a Certified Public Accountant and earned an MBA from Queens University of Charlotte and a B.A. in Accounting from Flagler College.	2020

16

EXECUTIVE COMPENSATION

Introduction

In this section, we disclose our executive compensation for our named executive officers (the “Named Executive Officers”), consisting of our principal executive officer during 2022 and the two other individuals who were serving as executive officers at the end of 2022. Our Named Executive Officers for 2022 were as follows:

●	Mark D. Roberson, Chief Executive Officer (as of April 2020) and former Executive Vice President and Chief Financial Officer;

●	Todd R. Major, Chief Financial Officer (as of April 2020); and

●	Ray F. Boegner, President of Strong Entertainment.

Effective May 18, 2023, in connection with the separation and initial public offering (the “IPO”) of Strong Global Entertainment, Inc. (“SGE”), FG Group Holdings and Ray F. Boegner, President of Strong Entertainment, agreed to transfer Mr. Boegner’s employment from FG Group Holdings to Strong Technical Services, Inc. (“STS”), with Mr. Boegner serving as President of SGE.

Base Salaries

Effective as of August 16, 2021, Mr. Roberson received an annual salary of $295,000. Effective as of August 16, 2021, Mr. Major received a base salary of $230,000, which was increased to $255,000 effective as of April 3, 2023.

During 2023, Messrs. Roberson and Major’s annual salaries were adjusted in connection with the IPO of Strong Global Entertainment. Effective as of May 18, 2023, Mr. Roberson’s annual salary was adjusted to $125,000 and Mr. Major’s annual salary was adjusted to $100,000. During 2021 and 2022, continuing until May 18, 2023, Mr. Boegner received an annual base salary of $275,000. Effective as of May 18, 2023, Mr. Boegner’s employment transitioned from FG Group Holdings to STS in connection with the IPO.

Discretionary Bonuses

In March 2021, the Compensation Committee approved the payment of performance bonuses to Messrs. Roberson and Major of $262,500 and $112,500, respectively, for extra time and effort given by such employees in connection with the successful completion of the sale of our Convergent operating business. No discretionary performance bonuses were awarded in 2022.

Long-Term Incentives

We use long-term incentive equity awards as a part of our executive compensation program, in order to incentivize and reward the achievement of longer-term strategic objectives and align the financial interests of the Company’s executive officers with those of the Company’s stockholders. The Company’s long-term incentive program for its Named Executive Officers has consisted of restricted stock awards, restricted stock units and nonqualified stock options. Each such type of award, and the reasons it is used, is described below. At the Company’s 2017 Annual Meeting of Stockholders, the Company’s stockholders approved the 2017 Plan (prior to its amendment and restatement) as the successor to our 2010

Long-Term Incentive Plan (the “2010 Plan”) and 2014 Non-Employee Directors’ Restricted Stock Plan, and long-term incentive awards granted after the 2017 Annual Meeting of Stockholders have been made under the 2017 Plan. In addition, stockholders approved an amendment and restatement of the 2017 Plan at the 2019 Annual Meeting of Stockholders.

Restricted Stock Awards. Restricted stock awards represent the transfer of ownership of a certain number of shares of the Company’s common stock, subject to restrictions on transfer and a substantial risk of forfeiture based on the recipient’s continued employment by the Company during the applicable vesting period set out in the award agreement. Restricted stock awards are designed primarily to encourage retention of executive officers and key employees.

Restricted Stock Units. RSUs represent a right to receive a specific number of units at the end of the specified period. Each recipient of RSUs has no rights as a stockholder through such RSUs during the restriction period of the RSUs. Settlement of an RSU award is made in cash, shares of stock or some combination thereof, as specified in the applicable award agreement. RSUs are designed to provide retention incentives to our executive officers and key employees.

17

Nonqualified Stock Options. Nonqualified stock options represent an option to purchase shares of the Company’s common stock at an option price equal to the closing price on the NYSE American of the Company’s common stock on the grant date. The stock options are designed to motivate executives to increase stockholder value as the stock options will only have value if our stockholders also benefit from increasing stock prices.

2022 and 2021 Equity Grants

The Compensation Committee did not approve grants of stock options or RSUs to our Named Executive Officers during 2022 or 2021.

401(k) Retirement Plan

The Company’s executive officers are able to participate in the Company’s Retirement and Savings 401(k) Plan (the “401(k) Plan”), which is a combination savings and profit-sharing plan designed to qualify under Section 401 of the U.S. Internal Revenue Code. Participation in the 401(k) Plan is generally available to all FG Group Holdings employees on the same terms. Each participant may defer up to 100% of his or her compensation. The Company may make a discretionary matching contribution equal to a uniform percentage of salary. Each year the Company determines the amount of the discretionary percentage. In 2022 and 2021, the Company matched 50% of the amount deferred up to 6% of each participating employee’s contribution. Employee contributions to the 401(k) Plan are non-forfeitable. Employer contributions vest annually over three years on the employee’s employment anniversary. Benefits may be distributed to participants or their beneficiaries, as the case may be, in the event of a participant’s death, retirement or other termination of service, or, if the participant so requests, on reaching age 59½. Participants may be eligible to withdraw benefits in case of hardship.

Contributions to the 401(k) Plan made by the Company on behalf of the Named Executive Officers are included in the 2022 Summary Compensation Table.

Employment Agreements

The Company currently has written employment agreements with Messrs. Roberson and Major. The Company had a written employment agreement with Mr. Boegner, which was terminated effective May 18, 2023 in connection with the SGE IPO and transfer of Mr. Boegner’s employment to STS. The material provisions of these employment agreements are discussed below.

Mr. Roberson and the Company entered into an employment agreement as of November 6, 2018, which provided for an annual base salary, subject to annual review and adjustment, and eligibility for performance-based compensation in the form of an annual bonus targeted at $150,000, subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee, payable partly in cash and partly through equity awards as determined by the Compensation Committee. Mr. Roberson is also eligible to participate in the Company’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of the Company. The employment agreement also contained customary non-competition and non-solicitation covenants. Mr. Roberson and the Company entered into an amended and restated employment agreement on May 18, 2023, reducing his annual base salary to $125,000 (subject to increase from time to time as determined by the Board), and an annual bonus target of 60% of his base salary for a given year. The amended and restated employment agreement contains a perpetual confidentiality covenant, a one-year noncompete covenant, a one-year customer and employee non-solicitation covenant, and a company intellectual property assignment. If Mr. Roberson’s employment is terminated by the Company without Cause (as defined in the amended and restated employment agreement), Mr. Roberson will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Roberson timely and properly elects continuation health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will pay Mr. Roberson’s COBRA premiums for a period of twelve months following the termination date.

Mr. Major and the Company entered into an employment agreement as of March 20, 2019, which provided for an annual base salary, subject to annual review and adjustment, and eligibility for performance-based compensation in the form of an annual bonus targeted at 25% of base salary, subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee, payable in a combination in cash and equity, as determined by the Compensation Committee. Mr. Major is also eligible to participate in the Company’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of the Company. The employment agreement also contained customary non-competition and non-solicitation covenants. Mr. Major and the Company entered into an amended and restated employment agreement on May 18, 2023, reducing his annual base salary to $100,000 (subject to increase from time to time as determined by the Board), and an annual bonus target of 25% of his base salary for a given year. The amended and restated employment agreement contains a perpetual confidentiality covenant, a one-year noncompete covenant, a one-year customer and employee non-solicitation covenant, and a company intellectual property assignment. If Mr. Major’s employment is terminated by the Company without Cause (as defined in the amended and restated employment agreement), Mr. Major will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Major timely and properly elects continuation health coverage pursuant to COBRA, the Company will pay Mr. Major’s COBRA premiums for a period of twelve months following the termination date.

Mr. Boegner’s employment agreement with the Company, which was entered into on February 14, 2012, provided for a base salary, subject to annual review and adjustment, and Mr. Boegner’s eligibility to participate in and/or receive other benefits under compensation plans provided to other executive employees of the Company. He was eligible for performance-based compensation in the form of an annual bonus and was eligible to receive awards, in the Compensation Committee’s discretion, under the Company’s long-term incentive plans. Pursuant to his employment agreement, in the event that his employment was terminated by FG Group Holdings without cause or by Mr. Boegner for good reason, as these terms are defined in the agreement, then he would receive his base salary for a period equal to three (3) weeks for each year that he was employed by the Company. On April 26, 2021, the Company amended Mr. Boegner’s employment agreement to limit this severance period to three (3) weeks for each year that he was employed by the Company up to and including October 2020. In addition, the Company had agreed to pay for, or reimburse Mr. Boegner for, the cost of health insurance during this same period. Mr. Boegner’s employment agreement was terminated effective May 18, 2023, in connection with the SGE IPO and transfer of Mr. Boegner’s employment to STS. The transfer of Mr. Boegner’s employment to STS did not trigger any of the above-described payments.

18

Executive Compensation Tables

The following table sets forth information regarding all forms of compensation earned by the Company’s Named Executive Officers during the last two fiscal years.

2022 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Mark D. Roberson	2022	295,000	—	—	—	—	9,210	304,210
CEO	2021	265,577	262,500	—	—	—	9,821	537,898

Todd R. Major	2022	230,000	—	—	—	—	8,816	238,816
CFO	2021	210,385	112,500	—	—	—	8,227	331,112

Ray F. Boegner (4)	2022	275,000	—	—	—	—	9,913	284,913
Former President of	2021	275,000	—	—	—	—	9,913	284,913
Strong Entertainment

(1)	In March 2021, the Compensation Committee approved the payment of transaction-related bonuses to Messrs. Roberson and Major for extra time and effort given by such employees in connection with the successful completion of the sale of a certain portion of our operating businesses.

(2)	The amounts in these columns represent the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. For additional information relating to the assumptions made in valuing and expensing these awards refer to Note 13 to the consolidated financial statements.

(3)	FG Group Holdings provides its executives with certain employee benefits. These benefits include excess life and disability insurance and contributions made by FG Group Holdings under the 401(k) Plan. The amounts reported for each Named Executive Officer as All Other Compensation for 2022 are identified and quantified below.

	Mr. Roberson	Mr. Major	Mr. Boegner
Employer match on 401(k) Plan	$7,294	$6,900	$8,250
Excess life and disability insurance	1,916	1,916	1,663
Total All Other Compensation	$9,210	$8,816	$9,913

(4)	Effective May 18, 2023, in connection with the separation IPO of SGE, FG Group Holdings and Ray F. Boegner, President of Strong Entertainment, agreed to transfer Mr. Boegner’s employment from FG Group Holdings to STS, with Mr. Boegner serving as President of SGE.

19

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards for each of the Company’s Named Executive Officers as of the end of the last completed fiscal year.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value Of Shares or Units of Stock That Have Not Vested ($)(*)

Mark D. Roberson	32,000	8,000	(1)	2.25	12/4/2028	—		—
	18,000	12,000	(2)	2.89	6/6/2029	—		—
	8,000	12,000	(3)	1.60	10/9/2030	—		—
	—	—		—	—	13,334	(8)	34,935

Todd R. Major	4,000	6,000	(3)	1.60	10/9/2030	—		—
	—	—		—	—	6,667	(8)	17,468

Ray F. Boegner	5,000	—	(5)	4.70	1/11/2022	—		—
	32,000	—	(6)	4.33	11/22/2025	—		—
	40,000	8,000	(7)	6.50	2/28/2027	—		—
	40,000	10,000	(4)	4.70	1/26/2028	—		—
	12,000	8,000	(2)	2.89	6/6/2029	—		—
	6,000	9,000	(3)	1.60	10/9/2030	—		—
	—	—		—	—	10,000	(9)	26,200

*	Based on the closing stock price of our common stock of $2.62 on December 31, 2022, the last trading day of the 2022 fiscal year.

(1)	The 40,000 stock options granted to Mr. Roberson on December 4, 2018, pursuant to the 2017 Plan become exercisable in five equal annual installments beginning on December 4, 2019, and thereafter on December 4 of each year through 2023.

(2)	The 30,000 and 20,000 stock options granted to Messrs. Roberson and Boegner, respectively, on June 6, 2019, pursuant to the 2017 Plan become exercisable in five equal annual installments beginning on June 6, 2020, and thereafter on June 6 of each year through 2024.

(3)	The 20,000, 10,000 and 15,000 stock options granted to Messrs. Roberson, Major and Boegner, respectively, on October 9, 2020, pursuant to the 2017 Plan become exercisable in five equal annual installments beginning on October 9, 2021, and thereafter on October 9 of each year through 2025.

(4)	The 50,000 stock options granted to Mr. Boegner on January 26, 2018, pursuant to the 2017 Plan become exercisable in five equal annual installments beginning on January 26, 2019, and thereafter on January 26 of each year through 2023.

(5)	The 30,000 stock options granted to Mr. Boegner on January 11, 2012, pursuant to the 2010 Plan became exercisable in four equal installments beginning on January 11, 2013, and thereafter on January 11 of each year through 2016. On both August 11, 2016, and August 30, 2016, Mr. Boegner exercised options from this grant to acquire 5,000 shares of our common stock. On June 8, 2017, Mr. Boegner exercised options from this grant to acquire 7,000 shares of our common stock. On August 10, 2017, Mr. Boegner exercised options from this grant to acquire 8,000 shares of our common stock.

(6)	The 40,000 stock options granted to Mr. Boegner on November 22, 2015, pursuant to the 2010 Plan became exercisable in five equal annual installments beginning on November 22, 2016, and thereafter on November 22 of each year through 2020. On November 23, 2016, Mr. Boegner exercised options from this grant to acquire 8,000 shares of our common stock at an exercise price of $4.33 per share.

(7)	The 40,000 stock options granted to Mr. Boegner on February 28, 2017, pursuant to the 2010 Plan become exercisable in five equal annual installments beginning on February 28, 2018, and thereafter on February 28 of each year through 2022.

(8)	Represents RSUs to be settled in shares of our common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vested on October 9, 2023.

(9)	Represents RSUs to be settled in shares of our common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vested on September 10, 2023.

20

Potential Payments Upon Termination or Change-in-Control

Employment Agreements

Pursuant to Mr. Roberson’s amended and restated employment agreement, if Mr. Roberson’s employment is terminated by the Company without cause (as defined in his employment agreement), and provided he enters into a general release in favor of the Company and related parties, Mr. Roberson will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Roberson timely and properly elects continuation health coverage pursuant to COBRA, the Company will pay Mr. Roberson’s COBRA premiums for a period of twelve months following the termination date.

Pursuant to Mr. Major’s amended and restated employment agreement, if Mr. Major’s employment is terminated by the Company without cause (as defined in his employment agreement), and provided he enters into a general release in favor of the Company and related parties, Mr. Major will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Major timely and properly elects continuation health coverage pursuant to COBRA, the Company will pay Mr. Major’s COBRA premiums for a period of twelve months following the termination date.

Pursuant to Mr. Boegner’s employment agreement with the Company, in the event Mr. Boegner’s employment was terminated by the Company without cause or by Mr. Boegner for good reason, then he would receive his base salary for a period equal to three (3) weeks for each year that he had been employed by the Company and all existing insurance benefits shall remain in force until the last day of the month in which the severance period expires, subject to Mr. Boegner’s continued compliance with certain restrictive covenants set forth in the employment agreement (including confidentiality and non-solicitation covenants) and his execution of the Company’s standard form of general release. On April 26, 2021, the Company amended Mr. Boegner’s employment agreement to limit the severance period to three (3) weeks for each year that he was employed by the Company up to and including October 2020. In addition, Mr. Boegner would be entitled to receive any earned and unpaid amounts owed to him under the employment agreement and such other accrued benefits as may be provided for under the agreement. Mr. Boegner’s employment agreement was terminated effective May 18, 2023, in connection with the SGE IPO and transfer of Mr. Boegner’s employment to STS. The transfer of Mr. Boegner’s employment to STS did not trigger any of the above-described payments.

2017 Omnibus Equity Compensation Plan – Change in Control Provisions

Our 2017 Plan, which was initially approved by our stockholders on June 15, 2017, with the amendment and restatement of the 2017 Plan, effective as of October 28, 2019, approved by our stockholders on December 17, 2019, generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason.” Any stock options or stock appreciation rights (“SARs”) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

21

The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to the exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the voting power or value of the Company’s stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors during a twelve-month period; and (c) the acquisition of 50% or more of the gross fair market value of the Company’s assets over a twelve-month period. The full definition of “change in control” is set out in the 2017 Plan.

For purposes of the 2017 Plan, unless otherwise defined in a written agreement with the participant or an applicable severance plan, “cause”, as a reason for the Company’s termination of a participant’s employment, generally means that the participant (a) acted dishonestly or incompetently or engaged in willful misconduct in performance of his or her duties; (b) breached fiduciary duties owed to the Company; (c) intentionally failed to perform reasonably assigned duties, which the participant did not satisfactorily correct within 30 calendar days following written notification; (d) was convicted or entered a plea of guilty or nolo contendere of any felony crime involving dishonesty; or (e) otherwise committed any act which could have a material adverse impact on the business of the Company.

For purposes of the 2017 Plan, unless otherwise defined in a written agreement with the participant or an applicable severance plan, “good reason”, as a reason for a participant’s termination of his or her employment, generally means the occurrence of any of the following without the participant’s consent (and unless timely cured by the Company following notice from the participant): (a) any material diminution in the participant’s compensation or benefits, unless generally applicable to all similarly situated employees of the Company; (b) the assignment to the participant of any duties inconsistent with, or substantially adverse to, his or her status and duties, or a reduction in title; (c) a material breach by the Company or a subsidiary of its obligations under the participant’s employment agreement, if any; or (d) the relocation of the participant’s primary work location to a location more than fifty miles away from the current location.

Except as described above with respect to a change in control, unexercisable stock options, unvested restricted shares and unvested RSUs generally become forfeited upon termination of employment. The stock options that are exercisable at the time of termination of employment expire within the earlier of thirty days after such termination or the expiration date of the options. Upon termination for “cause,” all options, whether or not exercisable, are generally automatically forfeited.

Awards granted under the 2017 Plan may be subject to forfeiture or recoupment as determined by the Compensation Committee in the event of certain detrimental activity, such as a participant’s breach of applicable restrictive covenants. Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

2010 Long-Term Incentive Plan – Change in Control Provisions

The 2010 Plan provides that no acceleration of an award shall occur upon or after a “change in control” unless such acceleration is provided for in the applicable award agreement and determined by the Compensation Committee on a grant-by-grant basis or as may be provided in an after written agreement between the Company and the grantee. The award agreements for the stock options and restricted shares granted to Messrs. Cerminara and Boegner under the 2010 Plan provide for accelerated vesting of all unvested options and restricted shares upon the occurrence of a “change in control” while the grantee is employed by the Company or a subsidiary of the Company as of the date of the change in control.

For purposes of the 2010 Plan, subject to the exceptions set forth in the 2010 Plan, a “change in control” generally includes (i) the acquisition of more than 50% of the Company’s common stock; (ii) over a twelve-month period, the acquisition of more than 50% of the Company’s common stock or the replacement of a majority of the board of directors by directors not endorsed by the persons who were members of the board before the new directors’ appointment; and (iii) the acquisition of more than 50% of the total gross fair market value of all the assets of the Company over a twelve-month period.

22

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and net income. For further information about how we align executive compensation with the Company’s performance, see “Executive Compensation” above. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our Named Executive Officers, including with respect to equity-based compensation.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income (Loss) (in Thousands $)	Adjusted EBITDA (in Thousands $)
2022	$304,210	$275,060	$261,865	$238,215	$130	$(7,154)	$206
2021	$537,898	$736,881	$308,013	$408,121	$144	$17,937	$(2,712)

(1)	The dollar amounts reported for our Chief Executive Officer (“PEO”), under “Summary Compensation Table Total for PEO” are the amounts of total compensation reported in the “Total” column of the Summary Compensation Table for each applicable year.
(2)	The dollar amounts reported for our Chief Executive Officer under “Compensation Actually Paid to PEO” is computed in accordance with Item 402(v) of Regulation S-K in each applicable year.

	Year	Fair Value as of the End of the Year of Unvested Equity Awards Granted in that Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Adjusted Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Current Year	Less: Fair Value at the end of the Prior Year of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments to PEO Compensation
PEO	2022	$-	$(34,483)	$5,333	$-	$(29,150)
	2021	$-	$80,770	$118,213	$-	$198,983

(3)	The dollar amounts reported under “Average Summary Compensation Total for non-PEO NEOs” represent the average of the amounts reported for our Named Executive Officers (excluding any individual serving as our CEO for such year) in the “Total” column of the Summary Compensation Table in each applicable year.
(4)	The dollar amounts reported under “Average Compensation Actually Paid for non-PEO Named Executive Officers” is computed in accordance with Item 402(v) of Regulation S-K in each applicable year.

	Year	Fair Value as of the End of the Year of Unvested Equity Awards Granted in that Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Adjusted Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Current Year	Less: Fair Value at the end of the Prior Year of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments to Non-PEO NEOs Compensation
Non-PEO NEOs	2022	$-	$(19,078)	$(4,572)	$-	$(23,650)
	2021	$-	$42,772	$57,336	$-	$100,108

(5)	Total shareholder return (“TSR”) is calculated assuming a fixed investment of $100, including the reinvestment of dividends (as applicable) measured from the market close on December 31, 2020 through and including the end of the fiscal year for each year reported on the table.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors consists of Messrs. Lanktree (Chair), Gerber and Roschman, none of whom has been at any time an executive officer or employee of the Company, or has any relationship requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serves, or in the past has served, on the board of directors, or as a member of the compensation committee (or other committee performing an equivalent function) of the board of directors of any entity that has one or more executive officers who serve as members of our Board of Directors or Compensation Committee.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed the executive compensation, as disclosed above, with management. Based on this review and those discussions, the Compensation Committee recommended that the executive compensation be included in this report.

By the Compensation Committee
Charles T. Lanktree (Chair)
William J. Gerber
Robert J. Roschman

23

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to the Company’s directors in fiscal 2022.

	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
D. Kyle Cerminara	65,000	49,999	—	—	—	—	114,999
William J. Gerber	58,000	39,998	—	—	—	—	97,998
Charles T. Lanktree	53,000	39,998	—	—	—	—	92,998
Michael C. Mitchell	43,000	39,998	—	—	—	—	82,998
Robert J. Roschman	56,000	39,998	—	—	—	—	95,998
Ndamukong Suh	43,000	39,998	—	—	—	—	82,998
Larry G. Swets, Jr	40,000	39,998	—	—	—	—	79,998

(1)	Although not included in the above table, the directors are reimbursed for their out-of-pocket expenses of attending meetings of the Board of Directors.

(2)	On July 1, 2022, Mr. Cerminara was granted 20,833 RSUs under the 2017 Plan, and Messrs. Gerber, Lanktree, Mitchell, Roschman, Suh and Swets were each granted 16,666 RSUs under the 2017 Plan. The RSUs vest on the one-year anniversary of the grant date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated to the Board of Directors for election by stockholders, other than for good reason as determined by the Board of Directors in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company. Each RSU represents a contingent right to receive one share of common stock of the Company. The amounts shown in this column include the fair value of the annual RSU award on the date of grant, which was $2.40 per share. For additional information relating to the assumptions made in valuing and expensing these awards for 2022, refer to Note 13 in the Company’s consolidated financial statements.

The aggregate number of unvested RSU awards outstanding as of December 31, 2022, for each of Messrs. Gerber, Lanktree, Roschman and Suh was 26,220. The aggregate number of unvested RSU awards outstanding as of December 31, 2022, for each of Messrs. Mitchell and Swets was 16,666. The aggregate number of unvested RSU awards outstanding as of December 31, 2022 for Mr. Cerminara was 30,387.

On March 31, 2021, we modified the compensation program for all non-employee directors which was effective for fiscal year 2021. The program was adopted to remain competitive in attracting and retaining qualified Board members and to better align director compensation to other public companies of comparable size to the Company. The terms of the new program are as follows:

●	The Chairman of the Board of Directors is entitled to receive an annual cash retainer of $65,000, and each other non-employee director is entitled to receive an annual cash retainer of $40,000, paid in quarterly installments;

●	The Chairman of the Audit Committee is entitled to receive an additional annual cash retainer of $10,000 and each other member of the Audit Committee is entitled to receive an additional cash retainer of $3,000, paid in quarterly installments;

●	The Chairman of the Compensation Committee as well as the Chairman of the Nominating and Corporate Governance Committee are each entitled to receive an additional cash retainer of $10,000, and each other member of the Compensation Committee as well as each other member of the Nominating and Corporate Governance Committee are entitled to receive and annual cash retainer of $3,000, paid in quarterly installments;

●	The Chairman of the Board of Directors receives an annual grant of RSUs with a value of $50,000, and each other non-employee director receives an annual grant of RSUs with a value of $40,000, vesting on the one-year anniversary of the grant date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated to the Board of Directors for election by stockholders, other than for good reason as determined by the Board of Directors in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company; and

●	Each non-employee director receives reimbursement for reasonable out-of-pocket expenses for attending meetings of the Board of Directors and its committees.

24

The 2017 Plan includes a limit on the amount of compensation payable to our non-employee directors. Specifically, the 2017 Plan provides that the aggregate grant date fair value of all awards granted to any single non- employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), when taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Haskell & White LLP (“Haskell & White”) acted as the Company’s independent registered public accounting firm for the year ended December 31, 2022 and was responsible for conducting an independent audit of the Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with management of the Company and with representatives of Haskell & White. The discussions with Haskell & White included all matters that Haskell & White was required to communicate and discuss with the Audit Committee by the applicable requirements of the PCAOB and the SEC.

In addition, the Audit Committee reviewed the independence of Haskell & White. The Audit Committee discussed Haskell & White’s independence with them and has received written disclosures and a letter from Haskell & White regarding their independence as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence.

Based upon its review and the discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report.

The foregoing report is submitted by the Audit Committee in accordance with the requirements of the Exchange Act and the rules and regulations thereunder.

William J. Gerber (Chair)
Michael C. Mitchell
Robert J. Roschman

25

PROPOSAL TWO

ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Background

The annual advisory say-on-pay vote on executive compensation is provided to stockholders as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act and is a non-binding vote on the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules promulgated by the SEC, including the 2021 Summary Compensation Table and the other related tables and narrative disclosure. As a smaller reporting company, we are not required to provide a separately-captioned “Compensation Discussion and Analysis” section in this proxy statement.

The advisory say-on-pay vote is not a vote on the Company’s general compensation policies, compensation of the Board of Directors, or the Company’s compensation policies as they relate to risk management.

The Compensation Committee believes the Company’s executive compensation program reflects a strong philosophy that rewards performance and is closely aligned with stockholders’ long-term interests.

Non-Binding Advisory Resolution

We are asking our stockholders to indicate their support for the Company’s executive compensation program as described in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the narrative compensation discussion sections, the compensation tables and any related materials disclosed in the Company’s Proxy Statement, is hereby APPROVED.”

This advisory say-on-pay vote on executive compensation is not binding on the Board of Directors or the Compensation Committee. However, the Compensation Committee and the Board of Directors values the opinion of our stockholders and will take into account the result of the vote when making future decisions regarding executive compensation and the Compensation Committee will evaluate whether any actions are necessary to address the stockholders’ concerns when considering future executive compensation arrangements.

Required Vote

The number of votes cast by stockholders, either in person or by proxy, at the Annual Meeting “FOR” advisory approval of the compensation of our Named Executive Officers pursuant to the above resolution must exceed the number of votes cast “AGAINST” advisory approval.

Our Board of Directors recommends a vote “FOR” adoption of the advisory resolution approving the compensation of the Company’s Named Executive Officers.

26

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Haskell & White has served as the Company’s independent registered public accounting firm since April 11, 2019. It is expected that representatives of Haskell & White will attend the Annual Meeting, either in person or telephonically, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Audit Fees

The following table sets forth the aggregate fees for professional services rendered by Haskell & White for the years ended December 31, 2022, and December 31, 2021.

	2022	2021
Audit Fees(1)	$249,200	$236,300
Audit-Related Fees(2)	—	28,000
Tax Fees	—	—
All Other Fees(3)	253,300	296,000
Total	$502,500	$560,300

(1)	Includes fees for professional services rendered during the fiscal year for the audit of our annual financial statements and for reviews of the financial statements included in our quarterly reports on Form 10-Q.
(2)	Includes fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.
(3)	As noted in the Annual Report, Strong Global Entertainment filed a registration statement with the SEC to commence an initial public offering of its common shares during 2023 to raise additional capital to support its growth plans. The initial public offering was completed in May 2023. Includes fees for professional services rendered during the fiscal year for the audit of Strong Global Entertainment’s annual financial statements for 2019, 2020, 2021 and 2022 and for reviews of interim financial statements to be included in the registration statement.

The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. All audit and permitted non-audit services are pre-approved by the Audit Committee. The Audit Committee has delegated the responsibility of approving proposed non-audit services that arise between Audit Committee meetings to the Audit Committee Chairman, provided that the decision to approve the services is presented for ratification at the next scheduled Audit Committee meeting.

Ratification of Haskell & White as our Independent Registered Public Accounting Firm

The Audit Committee has appointed Haskell & White as the independent registered public accounting firm to perform an audit of the Company’s consolidated financial statements for the year ending December 31, 2023. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm, and it oversees the negotiation of the fees that are paid for these services. In the course of these responsibilities, the Audit Committee periodically considers whether it would be in the Company’s and stockholders’ interests to change the Company’s independent registered public accounting firm. In addition, the Audit Committee ensures the mandatory, regular rotation of the lead audit partner, and in connection with that rotation, the Audit Committee and its Chairman are involved in the selection of the new lead audit partner.

After reviewing the performance of Haskell & White during the course of 2020, 2021 and 2022, and Haskell & White’s independence, among other matters, the Audit Committee believes that the continued retention of Haskell & White to serve as the Company’s independent registered public accounting firm for 2023 is in the best interests of the Company and its stockholders. This appointment is being presented to the stockholders for ratification.

27

Although applicable law does not require stockholder ratification of the appointment of Haskell & White as the Company’s independent registered public accounting firm, our Board of Directors has determined to ascertain the position of our stockholders on the appointment. If stockholders fail to ratify the appointment of Haskell & White as the Company’s independent registered public accounting firm, the Audit Committee will reconsider whether to retain Haskell & White, but may ultimately decide to retain them. Any decision to retain Haskell & White or another independent registered public accounting firm will be made by the Audit Committee and will not be resubmitted to stockholders. In addition, even if stockholders ratify the appointment of Haskell & White, the Audit Committee retains the right to appoint a different independent registered public accounting firm for fiscal 2023 if the Audit Committee determines that it would be in the Company’s best interests to do so.

Required Vote

The ratification of the appointment of the independent registered public accounting firm will be approved if the number of votes cast “FOR” the ratification of Haskell & White exceed the number of votes cast “AGAINST” ratification.

Our Board of Directors recommends a vote “FOR” ratification of the appointment of Haskell & White as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL FOUR

NONBINDING STOCKHOLDER RECOMMENDATION ON THE FREQUENCY OF FUTURE NONBINDING ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

At the 2017 Annual Meeting of Stockholders, the stockholders approved, by advisory vote, an annual frequency for future advisory votes on the compensation of the Company’s Named Executive Officers (“say-on-pay vote”). This advisory vote was accepted by the Board of Directors and we have held say-on-pay votes at each annual meeting of stockholders since 2017.

You may vote on whether you prefer that we conduct future advisory votes every one, two or three years. The Board of Directors and the Compensation Committee will review the voting results of this proposal and will consider stockholder preference as expressed through the vote in determining the frequency of future nonbinding advisory votes on named executive officer compensation.

The Board of Directors believes that an annual frequency continues to be the appropriate frequency for the say-on-pay vote because it enables our stockholders to provide timely, direct input on our executive compensation policies and practices. Further, the Board values regular and frequent input from our stockholders and an annual vote supports our efforts to engage in an ongoing dialogue with our stockholders.

Section 14A of the Exchange Act requires that public companies conduct a nonbinding advisory vote at least every six years regarding whether the company should conduct a nonbinding advisory vote on executive compensation every one, two or three years. The appropriate frequency of an advisory vote on executive compensation is the subject of diverging opinions and views, and the Board believes there is reasonable basis for each of the three options. Less frequency would encourage a more long-term, rather than short-term, analysis of our executive compensation programs and would avoid the burden that annual votes would impose on stockholders required to evaluate the executive compensation program each year. On the other hand, greater frequency provides stockholders the opportunity to react promptly to emerging trends in compensation and gives the Board and the Compensation Committee the opportunity to evaluate the compensation program each year in light of timely input from stockholders. Although this vote is nonbinding, the Board of Directors and the Compensation Committee will review the voting results and will consider whether to make changes if stockholders express their preference for holding say on pay votes less frequently than annually.

28

Vote Required

The vote on this proposal is advisory and will not be binding on the Company. The alternative of “1 Year,” “2 Years,” or “3 Years” that receives the affirmative vote of the majority of shares present in person or by proxy and entitled to vote will be deemed the choice of the stockholders. If no one frequency selection alternative receives such majority vote, the alternative receiving the most votes will be deemed the choice of the stockholders. Abstentions and broker non-votes will not have an effect on the outcome of this proposal.

The Board of Directors recommends a vote of “1 Year” on this proposal.

STOCKHOLDER PROPOSALS

In accordance with the rules of the SEC, stockholders wishing to submit timely proposals for inclusion in the proxy statement for the 2024 Annual Meeting must submit their proposals to the Company on or before June 21, 2024, unless the date of the 2024 Annual Meeting is more than 30 days from the anniversary date of the Annual Meeting, in which case the proposals must be submitted a reasonable time before the Company begins to print and send its proxy materials. Such proposals should be sent by certified mail, return receipt requested, to the Company at 5960 Fairview Road, Suite 275, Charlotte, North Carolina 28210, Attention: Corporate Secretary. In addition to being submitted in a timely manner, stockholder proposals must comply with the other requirements of Rule 14a-8 under the Exchange Act in order to be included in the Proxy Statement for the 2024 Annual Meeting.

The Company’s Bylaws set forth certain procedures which stockholders must follow in order to nominate a director or present any other business, not submitted for inclusion in the proxy statement, at an annual stockholders’ meeting. Generally, a stockholder must give timely notice to the Corporate Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting (that is, for the 2024 Annual Meeting, no earlier than September 7, 2024, and no later than October 7, 2023. However, in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of such meeting is first made. The Bylaws specify the information which must accompany such stockholder notice. Details of the provision of the Bylaws may be obtained by any stockholder from the Corporate Secretary of the Company. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

29

RELATED PERSON TRANSACTIONS

The Company’s Audit Committee Charter requires the Audit Committee to review policies and procedures regarding transactions between the Company and officers, directors and other related parties that are not a normal part of the Company’s business. There are no formal written policies or procedures used by Board of Directors or the Audit Committee to review, approve or ratify related party transactions. Rather, the Board of Directors or the Audit Committee reviews all related party transactions on a case-by-case basis for potential conflict of interest situations on an ongoing basis and uses its discretion in approving all such transactions. The Board of Directors or the Audit Committee will apply the standards of Item 404(a) of Regulation S-K when evaluating certain relationships and related transactions.

On an annual basis, the Company determines whether there are any related party transactions that need to be evaluated and approved by the Board of Directors or the Audit Committee based on the responses received from each director and executive officer based on an annual questionnaire completed by the director or executive officer. While there are no formal written policies or procedures used, the Board of Directors or the Audit Committee may consider the following factors in evaluating related party transactions:

●	the nature of the related person’s interest in the transaction;

●	the presence of standard prices, rates, charges or terms otherwise consistent with arms-length dealings with unrelated third parties;

●	the materiality of the transaction to each party;

●	the reasons for the Company entering into the transaction with the related person;

●	the potential effect of the transaction on the status of a director as an independent, outside or disinterested director or committee member; and

●	any other factors the Board of Directors or the Audit Committee may deem relevant.

All of the arrangements discussed below were approved by the Audit Committee and/or the independent members of our Board of Directors.

Indemnification Agreements

On September 1, 2020, the Company entered into indemnification agreements with each of its directors and executive officers. Under the terms of the indemnification agreements, subject to certain exceptions specified in the indemnification agreements, the Company will, among other things, indemnify its directors and executive officers to the fullest extent permitted by law in the event such director or executive officer becomes subject to or a participant in certain claims or proceedings as a result of his service as a director or officer. The Company will also, subject to certain exceptions and repayment conditions, advance to such director or executive officer specified indemnifiable expenses incurred in connection with such claims or proceedings.

30

If you have any questions, require any assistance in voting your shares in the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call the Company at the telephone number included below.

FG Group Holdings Inc.

5960 Fairview Road, Suite 275

Charlotte, NC

704-994-8279

31

SCAN TO
VIEW MATERIALS & VOTE

FG GROUP HOLDINGS INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 5, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25190-P99867

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FG GROUP HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) D. Kyle Cerminara
02) William J. Gerber
03) Charles T. Lanktree
04) Michael C. Mitchell
05) Robert J. Roschman
06) Ndamukong Suh
07) Larry G. Swets, Jr.

The Board of Directors recommends you vote FOR Proposals 2 and 3.

	For	Against	Abstain
2. To consider and approve, by advisory non-binding vote, executive compensation.	☐	☐	☐
3. To ratify the appointment of Haskell & White LLP as the Company's independent registered public accounting firm.	☐	☐	☐

The Board of Directors recommends you vote "1 Year" on Proposal 4.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. The undersigned has received the company's proxy statement and hereby revokes any other proxy or proxies previously given or executed, in any form, to vote or act with respect to the shares of Common Stock held by the undersigned at the 2023 Annual Meeting of Stockholders.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Notice, including the Virtual Meeting Instructions, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V25191-P99867

FG GROUP HOLDINGS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 6, 2023

The stockholder hereby appoints Mark D. Roberson and Todd R. Major, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of FG GROUP HOLDINGS INC. that the stockholder held as of record as of the close of business on October 17, 2023 and is entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 AM, Eastern Time, on December 6, 2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side